Long Island’s Premier Community Bank

                                                   www.astoriafederal.com

Investor Presentation

First Quarter Ended

March 31, 2007

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following:  the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently;
general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate;
success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-
occurrence of events longer than we anticipate.  We assume no obligation to update any forward-
looking statements to reflect events or circumstances after the date of this document.

Corporate Profile

$21.4 billion in assets

•      $15.1 billion in loans

$13.4 billion in deposits

8.3% deposit market share in Long Island market

          –  Largest thrift depository

Insider & ESOP stock ownership: 21%

Corporate Governance: AF outperformed 98.8% of all
banks in the S&P Banks industry group *

$2.6 billion market cap

13+ years as a public company – enhancing shareholder
value

All figures in this presentation are as of March 31, 2007 and all stock market data is as of May 1, 2007, except as noted.

* Source: Institutional Shareholder Services (ISS)

  NYSE:  AF

Dividend Growth

CAGR = 26%

*  2Q07 annualized; yielding 3.91%, as of May 1, 2007

Cumulative Cash Returned to Shareholders

(In Millions)

$110

$159

$368

$846

$1,121

$501

Over $2.3 billion returned to shareholders in the past 10+ years

$1,382

$1,679

Shares Repurchased:  6.7M        1.0M          12.8M         7.8M          15.5M         10.9M        10.6M          9.1M          6.6M          8.4M          1.0M

Average Price:            $12.85     $16.31        $12.48       $10.81        $18.70        $19.32       $18.42        $24.82       $27.49      $29.92      $28.35

$1,941

$2,284

$2,337

1Q07 Financial Highlights

Deposits increased $198 million, or 6% annualized

Loan portfolio increased $124 million, or 3% annualized

                 -          One-to-four family loan portfolio increased $156 million,

                  or 6% annualized, to $10.4 billion

Securities portfolio decreased $252 million, or 19%
annualized

Borrowings decreased $440 million, or 26% annualized

Repurchased 1.0 million shares

Stock Performance - Comparative Ten Year Total Return

AF CAGR = 11%

Comparative returns from March 31, 1997 – March 31, 2007

Focus on Core Business

(In Billions)

       12/31/99  03/31/07

Loans

Securities

         12/31/99  03/31/07

Deposits

Borrowings

vs.

Assets

Liabilities

        12/31/99  03/31/07

        12/31/99  03/31/07

vs.

Improving Balance Sheet Quality

Total Assets:  21,393,867

Total Assets:  $22,696,536

At December 31, 1999

At March 31, 2007

Assets

Assets

Liabilities & Shareholders’ Equity

Liabilities & Shareholders’ Equity

A Simple Formula for Enhancing Shareholder Value

EFFICIENCY

MORTGAGE LENDING

•  Portfolio lender, not a mtge. banker

•  1-4 Family, Multi-Family and

   Commercial R.E. expertise

•  Superior asset quality

RETAIL BANKING

         •    Premier community bank on

                            Long Island

         •    Dominant deposit market share

       •   #1 thrift depository in core market

Primarily short-term, 5/1 hybrid ARMs for portfolio

                Minimizes interest rate risk

Multiple delivery channels provide flexibility & efficiency

                 Retail*

                          Commissioned brokers covering 26 states*

                         Third party originators – correspondents covering 43 states*

Secondary marketing capability

                          Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

Geographically diversified portfolio

                 Reduces lending concentrations

1-4 Family Mortgage Lending

* All loans underwritten to Astoria’s stringent standards.  Broker and correspondent networks also include D.C.

Geographic Composition of 1-4 Family Loan Portfolio

At March 31, 2007

Total 1-4 Family Loan Portfolio

$10.4 Billion

Virginia

9%

Massachusetts

7%

Maryland

8%

1-4 Family Mortgage Loan Originations

By Product Type

$3.9B

$4.5B

(In Billions)

$5.6B

Net portfolio growth:  +$254.7 M       ($895.7) M        ($238.3) M       +$83.7 M          +$703.2 M        +$456.2 M        +$156.2 M

Weighted Avg. Portfolio

Coupon at Period End     7.01%            6.33%              5.26%                5.05%               5.19%              5.48%               5.51%

$3.2B

$3.3B

$2.7B

$0.76B

Multifamily/Commercial Real Estate Lending

•            Solid and growing Multifamily/CRE portfolio

                                $4.1 billion in portfolio

                                   Weighted Average Coupon at March 31, 2007:  5.84%

                                Conservative underwriting

                   – Weighted average LTV of portfolio < 65%

                              Average loan in portfolio < $1 million

                              Approximately 85% of multifamily portfolio is subject
                   to      rent control or rent stabilization

Note: LTV is based on current principal balances and original appraised values.

Multifamily/CRE Portfolio Growth

(In Billions)

% of total loans    20%             25%                      27%              27%                           27%               27%

$2.3

$3.1

Average loan balance outstanding is < $1 million.

$3.5

$3.9

$4.1

$4.1

Asset Quality Focus

•           Limited credit risk

                                Conservative underwriting, top quality loans, low LTVs

                                No sub-prime or payment option ARM lending

•           Strong reserves

  Non-performing assets: 0.32% of total assets

                               Allowance for loan losses/non-performing loans: 118%

•           Top quality MBS portfolio

                                Primarily GSE, agency or ‘AAA’ rated

•           One year gap:  -16.18%

•           Key balance sheet components

                                 Short-term hybrid adjustable-rate mortgage loan portfolio

                               Short weighted average life MBS portfolio

                Offset by:

                                 Large, low-cost checking, savings and money market deposit base – provides natural hedge against rising rates

                               Longer-term CDs

                            Over the past twelve months, $1.4 billion of non-callable CDs
              with      maturities of 18 months or greater were issued or repriced with a weighted average rate of 5.12% and a weighted average original maturity of 27 months

Borrowings – as needed

Interest Rate Risk Management

Leading Retail Banking Franchise

  $13.4 billion in deposits, 86 banking office network

                            Serving the Long Island market since 1888

•  Low cost/stable source of funds – average cost: 3.34%*

•      $12.5 billion, or 93%, of total deposits emanate from within

         5 miles of a branch

•  Banking offices with high average deposits contribute to
         efficiency

           Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25),
              Brooklyn (12) – Average Deposits of $155 Million

           Westchester Offices (3) – Average Deposits of $178 Million

•  Alternative delivery channels

           ATM’s, telephone and Internet banking

* Average cost for the quarter ended March 31, 2007.

Long Island Powerhouse

Nassau

Queens

Brooklyn

Suffolk

Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:

#1- all thrifts,  #4- all financial institutions

($ in millions)                                         Brooklyn
Institution                                            Total        Share              Branches

1. Chase                $6,736           21%                 44

2. Citigroup                                      3,793              12                      25

3. Sovereign                                       3,659              11                       21

4. WaMu                                   3,531            11                       29

5. HSBC                  3,512           11                      27

    Astoria  (#7)                      1,616             5                       12

     Total               $32,800                          292

($ in millions)                            Suffolk

Institution                                          Total        Share                Branches

1. Capital One/North Fork   $8,796           26%                   63

2. Chase                 6,474            19                        80

3. Astoria                             3,070          9                         25

4. WaMu                 2,643          8                        36

5. Citigroup         2,446             7                         28

    Total                $33,690                            418

($ in millions)                           Queens                                .

Institution                                          Total        Share                 Branches

1. Chase               $7,200            19%                   65

2. Capital One/North Fork     4,723           13                        51

3. Citigroup         4,609            12                        29

4. Astoria             3,158              8                        17

5. NY Community                         2,882                8                                    39

Total                                                     $37,527                            396

($ in millions)                           Nassau                                  ..

Institution                                          Total         Share               Branches

1. Chase               $8,217             17%                 82

2. Capital One/North Fork     6,479            13                       59

3. Citigroup                                        6,045                12                       54

4. NY Community                         5,506               11                      38

5. Astoria             4,942             10                      29

Total                       $49,243                            468

Well Positioned in Each of Our Key Markets

Source: FDIC Summary of Deposits, SNL Financial. Data as of June 30, 2006. Includes completed transactions.

* Astoria’s deposits highlighted above are comprised of retail community deposits.  Astoria does not solicit broker or municipal deposits.

Deposits

Median household income: $90,227

Median household income: $53,531

U.S. Median HHI: $51,546 / NY State Median HHI: $54,403

Median household income: $81,248

Median household income: $40,311

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

* Astoria’s deposits highlighted above are comprised of  retail community deposits.  Astoria does not solicit broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2006.

The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

   (Dollars in millions)                                                                    June 06/05      Market                       Average

        Institution                              Deposits          Growth          Share       Branches              Deposits

   1. Chase                                           $  28,626             $  1,170                18.7%                             271                         $106

   2. Capital One/North Fork     22,766                (1,723)          14.9                                   201                            113

   3. Citibank                                        16,894                    527               11.0    136                         124

   4. ASTORIA *                                12,786                    453                8.3                                    83                            154

   5. Washington Mutual                  10,970                                   257                   7.2    127                          86

   6. NY Community                                 10,665                   326                   7.0    121                           88

   7. HSBC                                      9,865                   476                6.4                                      93                            106

   8. Sovereign                      5,178                   476                 3.4     38                         136

   9. Bank of America                              5,037                  (436)               3.3                                    112                              45

10. Commerce                   4,957                 1,923              3.2    48                         103

      Total – Top 10  $127,744             $ 3,449               83.4%          1,230                         104

      Total - Core Market         $153,259             $ 5,214            100.0%          1,574                97

                           June 2006     June 99-06       June 99-06

  (Dollars in millions)                    June 2006       June 99-06          Market      Market Share    Change in #

        Institution                              Deposits      $     Growth    %      Share         Gain/Loss       of Branches

   1. Chase                                $28,626       $  9,696    51.2%     18.7%                1.7%                              -     9

   2. Capital One/North Fork    22,766           5,389    31.0        14.9                      (0.7)                                   +    6

   3. Commerce                   4,957           4,957                     3.2                      3.2                                     +  48

   4. ASTORIA *                                  12,786           3,592    39.1          8.3                        0.0                    -     1

   5. Citibank                                       16,894           3,053    22.1        11.0                       (1.4)                                   -   21

   6. NY Community                                 10,665           2,623    32.6          7.0                        (0.2)                                   +  21

   7. Sovereign                      5,178           2,003    63.1          3.4                     0.5                    +    9

   8. Washington Mutual                 10,970           1,780    19.4          7.2                       (1.1)                                   +  49

   9. HSBC                                     9,865           1,334    15.6          6.4                     (1.3)                                   -     7

10. Bank of America                              5,037          (2,901)   (36.5)         3.3                        (3.8)                                   -   12

          Total - Top 10                     $127,744           $31,526    32.8%     83.4%              (3.1)                                  +  83

            Total - Core Market       $ 153,259       $41,916    37.6%   100.0%                            +190

Market Share Trend – 1999 - 2006

Brooklyn, Queens, Nassau and Suffolk

* Astoria’s deposits highlighted above are comprised of  retail community deposits.  Astoria does not solicit broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2006.

Retail Banking

Acquisition with organic growth vs. de-novo branching

Differentiation from competition

           –         Maintain pricing discipline

          –          Pro-active sales culture

          –          Focus on customer service

          –          Strong support of local community-based organizations
               and activities

Sales – PEAK Process

Performance based on Enthusiasm, A ctions and Knowledge

“Sales Oriented and Service Obsessed”

   A “needs” based approach to sales rather than “product”
based approach

              Highly interactive program – daily and weekly meetings
create a focus that is shared throughout the branch network

              Incentives for strong performance, both individual and team

  Key Findings : Favorably Positioned Against Competitors

71% of Astoria customers are highly satisfied

71% of Astoria customers are highly likely to recommend

            Astoria to friend/family member

•        Astoria customers are 22% more likely to net increase their deposit relationship than are competitor customers.

Satisfaction with the branch is by far the strongest driver of overall satisfaction –  86% of Astoria customers are highly
satisfied with quality of branch service

Customer Satisfaction

Community Involvement

Key Initiatives

•    Education First

                   Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•    Neighborhood Outreach

                   Supports local organizations that enrich the communities within our market area

                   Nearly 1000 community-based organizations supported annually

•    Results/Recognition

                   Five consecutive “Outstanding” Community Reinvestment Act ratings by
          OTS

Astoria Federal:  An integral part of the fabric of the communities we serve

Total - $13.4 Billion

  At March 31, 2007

*Retail CDs: $7.8B

  Rate: 4.71%

Money Market: $0.4B

Rate: 1.00%

Savings: $2.1B

Rate: 0.40%

*Liquid CDs: $1.6B

  Rate: 4.93%

Now/Demand: $1.5B

Rate: 0.06%

Core Community Deposits

* Note:         58% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

G&A Expense Ratio(1)

*   Most recent data available for All US Thrifts and NY Thrifts is for the year ended December 31, 2006.  AF is for the three months ended March 31, 2007.

      Source: SNL Financial – Median Ratios

(1)   G&A expense ratio represents general and administrative expense divided by average assets.

U.S. Court of Appeals for the Federal Circuit reversed AF
award of $436 million on February 1, 2007 in the LISB case

             –             AF filed a petition for rehearing or rehearing en banc on
                    April 2,    2007 with the U.S. Court of Appeals for the Federal
                    Circuit

Remaining goodwill litigation claim

$160 million of original supervisory goodwill created by

            Fidelity NY  - $135 million written off

Trial commenced on April 19, 2007 before the U.S. Court of
Federal Claims

Goodwill Claims - Update

Challenges

Inverted U.S. Treasury yield curve

Anticipated gradual flattening of the yield curve in the latter half of 2007 and into 2008 may result in modest net interest margin compression continuing with a full year 2007 estimate of approximately 1.63%

Strategies

Remain focused

                          Grow loans and deposits

                 Maintain credit standards

                  Maintain pricing discipline

                         Reduce securities

•          Maintain superior operating efficiency

Continue buying back AF stock, maintaining tangible capital
levels at or near 4.75%

Objective:  Produce solid returns

2007 Outlook

Investment Merits

•       Strong balance sheet – superior asset quality

Attractive banking franchise

Dominant deposit market share in core market

Superior operating efficiency

Well capitalized

Proactive Capital Management

Stock repurchase program in place

26% compounded annual growth in dividend*

Over $2.3 billion returned to shareholders in the past 10+
years

*  CAGR from 1995, commencement of quarterly dividend, to 2Q07 annualized

AF:  A Record of Enhancing Shareholder Value

Addendum

Ownership Profile

March 31, 2007

Shares Outstanding: 97,477,001

Acquisition History

Year                       Thrift                                                                                                                                 # Branches         Assets
                                                                                                                                                                                                                       (in millions)

1973            Metropolitan Federal                                                                  2                   $     50

1979            Citizens Savings (FSLIC)                                            5                     130

1982            Hastings-on-Hudson Federal                          3                     100

1984            Chenango Federal (1)                                                                     1                           25

1987            Oneonta Federal (1)                                                                           4                     205

1990            Whitestone Savings  (RTC)                                  4                     280

1995            Fidelity New York (2)                                                                       18                1,800

1997            The Greater NY Savings Bank                   14               2,400

1998                      Long Island Bancorp, Inc.                                            35               6,600

                            Total                                                                                                                                             86              $11,590

(1)  Branches sold in 1999

(2)  One satellite office closed in 1997

1-4 Family Delinquency Ratios:  AF vs. MBA

Source:  MBA National Delinquency Survey.   Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans.

1- 4 Family Mortgage Loan Originations

By Delivery Channel

(In Billions)

$5.6B

$3.2B

$3.3B

$2.7B

$.076B

Geographic Composition of 1- 4 Family Loan Originations

Total 1-4 Family Originations:  $760 Million

For the quarter ended March 31, 2007

Excludes home equity

Other <5%

15%

Illinois

14%

Connecticut

10%

New York

22%

Geographic Composition of Multifamily/CRE Loan Originations

For the quarter ended March 31, 2007

Total Multifamily/CRE

Originations

$134 Million

New York,

New Jersey,

Connecticut

83%

Interest Rate Risk Management

                                    CDs Issued            Weighted Average          Weighted Average

                                    or Repriced*       Rate     Original Term

2Q06                     $384.0 Million        5.07%                           31 months

3Q06      $268.9 Million   5.27%                                                 34 months

4Q06                     $211.6 Million        5.08%                           20 months

1Q07  $  492.8 Million           5.09%                                                22 months

TOTAL          $1.4  Billion             5.12%                           27 months

*   Non-callable CDs issued or repriced during the period with an original maturity of 18 months or greater

Glossary

ARM        –          Adjustable Rate Mortgage

CAGR    –        Compounded Annual Growth Rate

CRE        –   Commercial Real Estate

ESOP     –        Employee Stock Ownership Plan

GSE        –          Government Sponsored Enterprise

ISS       – Institutional Shareholder Services

LTV     – Loan-To-Value ratio

MBS  –  Mortgage-Backed Securities

OTS   – Office of Thrift Supervision

Long Island’s Premier  Community Bank

www.astoriafederal.com